                                                                    EXHIBIT 01.1

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                       Ryder Vehicle Lease Trust 2001-A
                           Payment Date Certificate
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The undersigned, duly authorized representative of Ryder Truck Rental, Inc., as Administrative Agent under the Administration Agreement, among Ryder Truck Rental LT, Ryder Truck Rental I LP, Ryder Truck Rental II LP and Ryder Truck Rental, Inc., dated as of February 1, 1998, as supplemented by that certain Supplement 2001-A to Administration Agreement, dated as of February 1, 2001 (the "Administration Supplement"), certifies as follows pursuant to the Indenture, dated as of February 1, 2001 (the "Indenture"), between Ryder Vehicle Lease Trust 2001-A (the "Issuer") and U.S. Bank National Association, as trustee (the "Trustee"):

1. Capitalized terms used in this Certificate have been defined in the Indenture;

2.       Ryder Truck Rental, Inc. is the Administrative Agent;

3.       The undersigned is an Officer of the Administrative Agent; and

4. The following information is supplied pursuant to Sections 8.03 and 8.04(e) of the Indenture and Section 5.02 of the Amended and Restated Trust Agreement, dated as of February 1, 2001 (the "Trust Agreement") between Ryder Funding LP and Chase Manhattan Bank Delaware, as Owner
         Trustee:

         (i)      SUBI Collections for the Collection Period                                                       $ 23,137,460.76
                  Amounts allocable to the 99% 1999-A  SUBI Certificate                                            $ 22,906,086.15
                  Amounts allocable to the 1% 1999-A  SUBI Certificate                                             $    231,374.61

         (ii)     Available Funds

                  (i)      99% of SUBI Collections                                                                 $ 22,906,086.15
                  (ii)     Advances                                                                                $    428,743.07
                  (iii)    99% of the Residual Value Surplus Draw Amount                                           $          0.00
                  (iv)     The Optional Purchase Price                                                             $          0.00

         (iii)    Interest accrued on the Class A Notes during the Accrual Period
                           Class A-1                                                                               $    435,718.96
                               Dollar Amount per $1,000 of original principal balance                              $         10.857
                           Class A-2                                                                               $  1,026,852.78
                               Dollar Amount per $1,000 of original principal balance                              $         10.586
                           Class A-3                                                                               $    851,000.00
                               Dollar Amount per $1,000 of original principal balance                              $         11.347
                           Class A-4                                                                               $  1,122,621.11
                               Dollar Amount per $1,000 of original principal balance                              $         11.943
                           Class A-5                                                                               $  1,315,698.68
                               Dollar Amount per $1,000 of original principal balance                              $         12.683

         (iv)     Interest accrued on the Subordinated Notes during the Accrual Period                             $    262,507.06
                  Dollar Amount per $1,000 of original principal balance of the Subordinated Notes                 $         13.875

         (v)      Interest on the Aggregate Certificate Balance of the Trust Certificates
                  during the Accrual Period                                                                        $    231,795.75
                           Transferor Trust Certificate Amount                                                     $      2,317.96
                           Dollar Amount per $1,000 of original principal balance of the
                                 Transferor Trust Certificate                                                      $         13.875
                           Other Trust Certificates Amount                                                         $    229,477.79
                           Dollar Amount per $1,000 of original principal balance of the
                                 Other Trust Certificates                                                          $         13.875

         (vi)     Outstanding Amounts as of the day immediately preceding the Payment Date
                           Class A Notes
                             Class A-1                                                                             $ 40,133,000.00
                                 Dollar Amount per $1,000 of original principal balance                            $      1,000.00
                             Class A-2                                                                             $ 97,000,000.00
                                 Dollar Amount per $1,000 of original principal balance                            $      1,000.00
                             Class A-3                                                                             $ 75,000,000.00
                                 Dollar Amount per $1,000 of original principal balance                            $      1,000.00
                             Class A-4                                                                             $ 94,000,000.00
                                 Dollar Amount per $1,000 of original principal balance                            $      1,000.00
                             Class A-5                                                                             $103,739,000.00
                                 Dollar Amount per $1,000 of original principal balance                            $      1,000.00
                           Subordinated Notes                                                                      $ 18,919,427.88
                                 Dollar Amount per $1,000 of original principal balance                            $      1,000.00
                           Aggregate Certificate Balance of the Trust Certificates                                 $ 16,706,000.00
                                 Dollar Amount per $1,000 of original principal balance                            $      1,000.00

         (vii)    SUBI Collections
                           Deposited into the Note Distribution Account                                            $  4,751,891.54
                           Class A-1                                                                               $    435,718.96
                           Class A-2                                                                               $  1,026,852.78
                           Class A-3                                                                               $    851,000.00
                           Class A-4                                                                               $  1,122,621.11
                           Class A-5                                                                               $  1,315,698.68
                           Deposited into the Certificate Distribution Account                                     $    231,795.75


         (viii)   (A)      Reserve Fund Balance as of the previous Payment Date                                    $ 14,478,666.41
                           Reserve Fund Requirement (constant)                                                     $ 14,478,666.41
                           Reserve Fund at the beginning of the Collection Period                                  $ 14,478,666.41
                           Reserve Fund at the end of the Collection Period                                        $ 13,049,643.08
                  (B)      Reserve Fund Deposit Amount (Sub Note Interest/Principal & Bank Interest)               $    456,296.29
                  (C)      Reserve Fund Draw Amount                                                                $  1,885,319.62
                  (D)      Reserve Fund Balance after all withdrawals and deposits in respect of the Payment Date  $ 13,049,643.08
                  (E)      Change in the Reserve Fund Balance from the prior Payment Date                         ($  1,429,023.33)

         (ix)     Class A Notes Distribution Amount
                                       Class A-1                                                                   $ 19,306,489.17
                                             Dollar Amount per $1,000 of original principal balance                $        481.063
                                       Portion Allocable to Interest                                               $    435,718.96
                                             Dollar Amount per $1,000 of original principal balance                $         10.857

                           Class A-2                                                                               $  1,026,852.78
                                 Dollar Amount per $1,000 of original principal balance                            $         10.586
                           Portion Allocable to Interest                                                           $  1,026,852.78
                                 Dollar Amount per $1,000 of original principal balance                            $         10.586
                           Class A-3                                                                               $    851,000.00
                                 Dollar Amount per $1,000 of original principal balance                            $         11.347
                           Portion Allocable to Interest                                                           $    851,000.00
                                 Dollar Amount per $1,000 of original principal balance                            $         11.347
                           Class A-4                                                                               $  1,122,621.11
                                 Dollar Amount per $1,000 of original principal balance                            $         11.943
                           Portion Allocable to Interest                                                           $  1,122,621.11
                                 Dollar Amount per $1,000 of original principal balance                            $         11.943
                           Class A-5                                                                               $  1,315,698.68
                                 Dollar Amount per $1,000 of original principal balance                            $         12.683
                           Portion Allocable to Interest                                                           $  1,315,698.68
                                 Dollar Amount per $1,000 of original principal balance                            $         12.683

                  Certificate Distribution Amount                                                                  $    231,795.75
                           Dollar Amount per $1,000 of original principal balance                                  $         13.875
                           Portion Allocable to Interest                                                           $    231,795.75
                           Dollar Amount per $1,000 of original principal balance                                  $         13.875

         (x)      Quarterly Principal Distributable Amount
                           Class A Notes
                             Class A-1                                                                             $ 18,870,770.20
                                 Dollar Amount per $1,000 of original principal balance                            $        470.206
                             Class A-2                                                                             $          0.00
                                 Dollar Amount per $1,000 of original principal balance                            $          0.00
                             Class A-3                                                                             $          0.00
                                 Dollar Amount per $1,000 of original principal balance                            $          0.00
                             Class A-4                                                                             $          0.00
                                 Dollar Amount per $1,000 of original principal balance                            $          0.00
                             Class A-5                                                                             $          0.00
                                 Dollar Amount per $1,000 of original principal balance                            $          0.00
                           Subordinated Notes                                                                      $          0.00
                                 Dollar Amount per $1,000 of original principal balance                            $          0.00
                           Trust Certificates                                                                      $          0.00
                                 Dollar Amount per $1,000 of original principal balance                            $          0.00

          Optimal Principal Distributable Amount
                  Class A Notes
                    Class A-1                                                                                      $ 18,870,770.20
                        Dollar Amount per $1,000 of original principal balance                                     $        470.206
                    Class A-2                                                                                      $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00
                    Class A-3                                                                                      $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00
                    Class A-4                                                                                      $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00
                    Class A-5                                                                                      $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00

                  Subordinated Notes                                                                               $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00
                  Trust Certificates                                                                               $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00
          Principal Shortfall Amount
                  Class A Notes
                    Class A-1                                                                                      $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00
                    Class A-2                                                                                      $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00
                    Class A-3                                                                                      $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00
                    Class A-4                                                                                      $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00
                    Class A-5                                                                                      $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00
                  Subordinated Notes                                                                               $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00
                  Trust Certificates                                                                               $          0.00
                        Dollar Amount per $1,000 of original principal balance                                     $          0.00

         (xi)     Class A-1 Note Factor                                                                                  0.5297942
                  Class A-2 Note Factor                                                                                  1.0000000
                  Class A-3 Note Factor                                                                                  1.0000000
                  Class A-4 Note Factor                                                                                  1.0000000
                  Class A-5 Note Factor                                                                                  1.0000000
                  Subordinated Note Factor                                                                               1.0000000
                  Certificate Factor (does not include Transferor Trust Certificate)                                     1.0000000

         (xii)    Residual Value Losses for the immediately preceding Collection Period                            $        736.56
                  Residual Value Surplus for the immediately preceding Collection Period                           $          0.00
                  Amount on Deposit in the Residual Value Surplus Account                                          $          0.00
                  Residual Value Surplus Draw Amount included in Available Funds                                   $          0.00
                  Residual Value Surplus Draw Amount                                                               $          0.00

         (xiii)   Special Event Purchases during the Collection Period                                             $          0.00
                  Aggregate Securitization Value (as of Cutoff Date or during the related Calendar                 $          0.00
                  Year, as applicable) of Special Event Purchases made year-to-date

         (xiv)    Sales Proceeds Advances included in Available Funds                                              $    397,962.84
                  Financial Component Advances included in Available Funds                                         $     30,780.23

         (xv)     Payment Date Advance Reimbursement for the Accrual Period
                                       For Credit Losses                                                           $          0.00
                                       For Sales Proceeds Advances Outstanding for 9 or more months                $          0.00

         (xvi)    Amounts released to the Transferor
                                       As Subordinated Noteholder                                                  $          0.00

                                       As Holder of the Transferor Trust Certificate                               $         0.00

         (xvii)   Administration Fee for the Collection Period                                                     $  1,103,184.29
                  Any unpaid fees in respect of one or more prior Collection Periods                               $          0.00

         (xviii)  Retained SUBI Certificate Distribution Amount                                                    $    220,231.33
                  Retained SUBI Certificate Amount                                                                 $    231,374.61
                  Retained Administration Fee for the Collection Period                                            $     11,143.28

         (xix)    Net Investment Earnings on the SUBI Collection Account
                  and the Residual Value Surplus Account                                                           $     74,865.95

         (xx)     Net Investment Earnings on the Reserve Fund                                                      $    118,923.28

         (xxi)    Amount distributable to the Transferor from the Residual Value Surplus Account                   $          0.00

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on: May 11, 2001


          Ryder Truck Rental as Administrative Agent


           By:
              -----------------------------------------------
                            W. Daniel Susik
                    Senior Vice President & Treasurer
                         Ryder Truck Rental, Inc.
             (Authorized Officer of the Administrative Agent)